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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                            PARTNERRE CAPITAL TRUST I

             (Exact name of registrant as specified in its charter)

                 Delaware                                 Applied for
 (State of incorporation or organization)      (IRS Employer Identification No.)

    c/o PartnerRe U.S. Corporation, One Greenwich Plaza, Greenwich, CT 06830
       (Address of principal executive offices)                    (Zip Code)


                                 PARTNERRE LTD.
             (Exact name of registrant as specified in its charter)

                 Bermuda                                 Not Applicable
 (State of incorporation or organization)      (IRS Employer Identification No.)

            Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda HM 08
                (Address of principal executive offices)   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class          Name of each exchange on which each class is to
   to be so registered                           be registered
   -------------------          -----------------------------------------------
 7.90% Preferred Securities of PartnerRe    New York Stock Exchange
  Capital Trust I (and the Guarantee of
  PartnerRe Ltd. with respect thereto)

            If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

            If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

            Securities Act registration statement file number to which this form relates: 333-72246 and 333-70810

            Securities to be registered pursuant to Section 12(g) of the Act:

                                      None.

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrants' Securities to be Registered.
------   -------------------------------------------------------

     The description of the securities to be registered hereunder is incorporated herein by reference to (1) the sections entitled "Certain Provisions of the Junior Subordinated Debt Securities Issued to the Capital Trust," "Description of the Junior Subordinated Debt Securities Guarantee," "Description of the Trust Preferred Securities" and "Description of the Trust Preferred Securities Guarantee" contained in the Prospectus (the "Prospectus") portion of the Registration Statement on Form S-3 (file no. 333-72246) filed by the Registrants and PartnerRe Finance I Inc. under the Securities Act of 1933, as amended (the "Securities Act"), which was declared effective by the Securities and Exchange Commission (the "Commission") on November 1, 2001 and any subsequent amendments thereto (the "November 1, 2001 Registration Statement") and (2) the sections entitled "Description of the Preferred Securities," "Description of the Junior Subordinated Debt Securities," "Description of the Preferred Securities Guarantee," "Description of the Junior Subordinated Debt Securities Guarantee," and "Relationship Among the Preferred Securities, the Junior Subordinated Debt Securities, the JSDS Guarantee and the Preferred Securities Guarantee" in the __% Preferred Securities of PartnerRe Capital Trust I Prospectus Supplement dated November 13, 2001 filed pursuant to Rule 424(b) under the Securities Act and supplementing the Prospectus. A description of the Preferred Securities of PartnerRe Capital Trust I will also be included in a form of prospectus supplement to be subsequently filed by PartnerRe Ltd., PartnerRe Finance I Inc. and PartnerRe Capital Trust I pursuant to Rule 424(b) under the Securities Act. Such prospectus supplement shall be deemed to be incorporated by reference herein.


Item 2.  Exhibits
-------  --------

         1. Amended Memorandum of Association of PartnerRe Ltd. (incorporated herein by reference to the Registration Statement on Form F-3 of PartnerRe Ltd. (Registration No. 333-7094) filed with the Commission on June 20, 1997).

         2. Amended and Restated Bye-Laws of PartnerRe Ltd. (incorporated herein by reference to the Registration Statement on Form F-3 of PartnerRe Ltd. (Registration No. 33-7094) filed with the Commission on June 20, 1997).

         3. Specimen of Share Certificate of Preferred Shares of PartnerRe Capital Trust I (incorporated herein by reference to Exhibit D to Exhibit 5 hereto).

         4. Form of Junior Subordinated Indenture between PartnerRe Finance I Inc., PartnerRe Ltd. as guarantor and The Chase Manhattan Bank (incorporated herein by reference to the November 1, 2001 Registration Statement).

         5. Certificate of Trust of PartnerRe Capital Trust I, dated as of October 1, 2001 and filed with the Delaware Secretary of State on October 2, 2001 (incorporated herein by reference to the Registration Statement on Form S-3 (file no. 333-70810), filed by the Registrants under the Securities Act, which was declared effective by the Commission on October 9, 2001 (the "October 9, 2001 Registration Statement")).

         6. Trust Agreement of PartnerRe Capital Trust I, dated as of October 2, 2001 (incorporated herein by reference to the October 9, 2001 Registration Statement)

         7. Form of Amended and Restated Trust Agreement of PartnerRe Capital Trust I (incorporated herein by reference to the November 1, 2001 Registration Statement)



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         8.       Form of Preferred Securities Guarantee Agreement with respect to the preferred securities issued by PartnerRe Capital Trust I (incorporated herein by reference to the October 9, 2001 Registration Statement)

         9. Form of Junior Subordinated Debt Securities Guarantee Agreement with respect to the junior subordinated debt securities issued by PartnerRe Finance I Inc. (incorporated herein by reference to the November 1, 2001 Registration Statement).

         10. Certificate of Incorporation of PartnerRe Finance I Inc. (incorporated herein by reference to the November 1, 2001 Registration Statement).

         11. By-Laws of PartnerRe Finance I Inc. (incorporated herein by reference to the November 1, 2001 Registration Statement).



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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

PARTNERRE CAPITAL TRUST I
(Registrant)

Date: November 14, 2001

By:  PartnerRe Finance I Inc.,
            as Substitute Depositor





By:   /s/ Albert Benchimol
      ------------------------------------
      Name:  Albert Benchimol
      Title: Executive Vice President and
             Chief Financial Officer

PARTNERRE LTD.
(Registrant)

Date: November 14, 2001



By:   /s/ Albert Benchimol
      ------------------------------------
      Name:  Albert Benchimol
      Title: Executive Vice President and
             Chief Financial Officer


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               EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM 8-A

1. Amended Memorandum of Association of PartnerRe Ltd. (incorporated herein by reference to the Registration Statement on Form F-3 of PartnerRe Ltd. (Registration No. 333-7094) filed with the Commission on June 20, 1997).

2. Amended and Restated Bye-Laws of PartnerRe Ltd. (incorporated herein by reference to the Registration Statement on Form F-3 of PartnerRe Ltd. (Registration No. 33-7094) filed with the Commission on June 20, 1997).

3. Specimen of Share Certificate of Preferred Shares of PartnerRe Capital Trust I (incorporated herein by reference to Exhibit D to Exhibit 5 hereto).

4. Form of Junior Subordinated Indenture between PartnerRe Finance I Inc., PartnerRe Ltd. as guarantor and The Chase Manhattan Bank (incorporated herein by reference to the November 1, 2001 Registration Statement).

5. Certificate of Trust of PartnerRe Capital Trust I, dated as of October 1, 2001 and filed with the Delaware Secretary of State on October 2, 2001 (incorporated herein by reference to the Registration Statement on Form S-3 (file no. 333-70810), filed by the Registrants under the Securities Act, which was declared effective by the Commission on October 9, 2001 (the "October 9, 2001 Registration Statement")).

6. Trust Agreement of PartnerRe Capital Trust I, dated as of October 2, 2001 (incorporated herein by reference to the October 9, 2001 Registration Statement)

7. Form of Amended and Restated Trust Agreement of PartnerRe Capital Trust I (incorporated herein by reference to the November 1, 2001 Registration Statement)

8. Form of Preferred Securities Guarantee Agreement with respect to the preferred securities issued by PartnerRe Capital Trust I (incorporated herein by reference to the October 9, 2001 Registration Statement)

9. Form of Junior Subordinated Debt Securities Guarantee Agreement with respect to the junior subordinated debt securities issued by PartnerRe Finance I Inc. (incorporated herein by reference to the November 1, 2001 Registration Statement).

10. Certificate of Incorporation of PartnerRe Finance I Inc. (incorporated herein by reference to the November 1, 2001 Registration Statement).

11. By-Laws of PartnerRe Finance I Inc. (incorporated herein by reference to the November 1, 2001 Registration Statement).


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